UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2025

SILVER STAR PROPERTIES REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-41786	26-3455189
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

601 Sawyer St., Suite 600
Houston, Texas 77007
(Address of principal executive offices, including zip code)

(713) 467-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 427 under the Securities Act (17 CFR 230.427)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01. Regulation FD Disclosure.

On February 3, 2025, Silver Star Properties REIT, Inc. (the “Company”) issued two video messages from Gerald Haddock, Chairman of the Executive Committee and Chief Executive Officer. A copy of each transcript of the video messages are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 in Item 9.01, are “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings. The furnishing of the remarks is not intended to constitute a representation that such furnishing is required by Regulation FD or that the remarks include material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1+	Transcript of video statement from Gerald Haddock regarding Maryland Litigation
99.2+	Transcript of video statement from Gerald Haddock regarding Pivot
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+ Furnished herewith.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER STAR PROPERTIES REIT, INC.
(Registrant)

By: /s/ Gerald W. Haddock
Name: Gerald W. Haddock
Title: Chief Executive Officer and Chairman of the Executive Committee
Date:  February 4, 2025